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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 25, 2003

                              AVATAR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-7616                                          23-1739078
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(Commission File Number)                    (I.R.S. Employer Identification No.)

         201 Alhambra Circle
        Coral Gables, Florida                                33134
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (305) 442-7000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure

      On November 25, 2003, Avatar Holdings Inc. issued a press release reporting results of its call for redemption on November 25, 2003, of all outstanding 7% Convertible Subordinated Notes due April 1, 2005. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVATAR HOLDINGS INC.

                                         By: /s/ Juanita I. Kerrigan
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                                             Name: Juanita I. Kerrigan
                                             Title: Vice President and Secretary

Date:  November 25, 2003